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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 1999

                                 JeffBanks, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                       0-22850                      23-2189480
(State or other                (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


              1845 Walnut Street, Philadelphia, Pennsylvania 19103
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 861-7000


              1609 Walnut Street, Philadelphia, Pennsylvania 19103 (Former name or former address, if changed since last Report.)


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Item 5 Other Events.

                  On July 15, 1999, the Company announced that operating earnings for the second quarter of 1999 increased to $4.2 million in 1999 as compared to $1.9 million in the second quarter of 1998. A copy of the Company's press release is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.


Item 7(c) Exhibits.

         99. Press Release dated July 15, 1999 by JeffBanks, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            JeffBanks, Inc.


Dated: July 29, 1999                        By:  /s/ Paul Frenkiel
                                                 ------------------------------
                                                 Paul Frenkiel
                                                 Chief Financial Officer